CNA Financial Corporation
Supplemental Financial Information

March 31, 2020

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Three months ended March 31
(In millions)	2020	2019	Change
Revenues:
Net earned premiums	$1,869	$1,803	4%
Net investment income	329	571	(42)
Net investment gains (losses)	(216)	31
Non-insurance warranty revenue	301	281
Other revenues	8	9
Total revenues	2,291	2,695	(15)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,425	1,357
Amortization of deferred acquisition costs	344	342
Non-insurance warranty expense	281	260
Other operating expenses	299	283
Interest	31	34
Total claims, benefits and expenses	2,380	2,276	(5)
Income (loss) before income tax	(89)	419
Income tax (expense) benefit	28	(77)
Net income (loss)	$(61)	$342	N/M	%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2020	2019
Components of Income (Loss)
Core income (loss)	$108	$318
Net investment gains (losses)	(169)	24
Net income (loss)	$(61)	$342

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.40	$1.17
Net investment gains (losses)	(0.63)	0.08
Diluted earnings (loss) per share	$(0.23)	$1.25

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.5	271.6
Diluted	271.5	272.6

Return on Equity
Net income (loss) (1)	(2.2)%	12.1%
Core income (loss) (2)	3.7	10.7
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	March 31, 2020	December 31, 2019
Total investments	$44,086	$47,744
Reinsurance receivables, net of allowance for uncollectible receivables	4,328	4,179
Total assets	58,405	60,612
Insurance reserves	38,351	38,614
Debt	2,680	2,679
Total liabilities	48,043	48,397
Accumulated other comprehensive income (loss) (1)	(1,070)	51
Total stockholders' equity	10,362	12,215

Book value per common share	$38.18	$45.00
Book value per common share excluding AOCI	$42.12	$44.81

Outstanding shares of common stock (in millions of shares)	271.4	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$9,565	$10,787

Three months ended March 31	2020	2019
Net cash flows provided (used) by operating activities	$212	$287
Net cash flows provided (used) by investing activities	1,087	289
Net cash flows provided (used) by financing activities	(675)	(665)
Net cash flows provided (used) by operating, investing and financing activities	$624	$(89)
(1) As of March 31, 2020 and December 31, 2019, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,700 million and $2,198 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of March 31, 2020 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2020	2019	Change
Gross written premiums	$3,083	$2,966	4%
Gross written premiums ex. 3rd party captives	2,107	1,987	6
Net written premiums	1,863	1,806	3

Net earned premiums	1,742	1,674	4
Net investment income	118	360
Non-insurance warranty revenue	301	281
Other revenues	8	8
Total operating revenues	2,169	2,323	(7)
Insurance claims and policyholders' benefits	1,123	1,070
Amortization of deferred acquisition costs	344	342
Non-insurance warranty expense	281	260
Other insurance related expenses	232	225
Other expenses	32	27
Total claims, benefits and expenses	2,012	1,924	(5)
Core income (loss) before income tax	157	399
Income tax (expense) benefit on core income (loss)	(35)	(85)
Core income (loss)	$122	$314	(61)%

Other Performance Metrics
Underwriting gain (loss)	$43	$37	16%

Loss & LAE ratio	64.0%	63.6%	(0.4)	pts
Expense ratio	33.1	33.8	0.7
Dividend ratio	0.4	0.4	—
Combined ratio	97.5%	97.8%	0.3	pts
Combined ratio excluding catastrophes and development	93.9%	94.9%	1.0	pts

Net accident year catastrophe losses incurred	$75	$58
Effect on loss & LAE ratio	4.3%	3.4%	(0.9)	pts

Net prior year development and other: (favorable) / unfavorable	$(11)	$(9)
Effect on loss & LAE ratio	(0.7)%	(0.5)%	0.2	pts

Rate	8%	3%	5	pts
Renewal premium change	9%	4%	5	pts
Retention	82%	83%	(1)	pts
New business	$340	$329	3%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2020	2019	Change
Gross written premiums	$1,714	$1,701	1%
Gross written premiums ex. 3rd party captives	741	730	2
Net written premiums	694	698	(1)

Net earned premiums	685	661	4
Net investment income	56	155
Non-insurance warranty revenue	301	281
Other revenues	1	1
Total operating revenues	1,043	1,098	(5)
Insurance claims and policyholders' benefits	406	393
Amortization of deferred acquisition costs	151	147
Non-insurance warranty expense	281	260
Other insurance related expenses	69	70
Other expenses	13	12
Total claims, benefits and expenses	920	882	(4)
Core income (loss) before income tax	123	216
Income tax (expense) benefit on core income (loss)	(27)	(47)
Core income (loss)	$96	$169	(43)%

Other Performance Metrics
Underwriting gain (loss)	$59	$51	16%

Loss & LAE ratio	59.1%	59.3%	0.2	pts
Expense ratio	32.0	32.8	0.8
Dividend ratio	0.2	0.2	—
Combined ratio	91.3%	92.3%	1.0	pts
Combined ratio excluding catastrophes and development	91.7%	93.5%	1.8	pts

Net accident year catastrophe losses incurred	$8	$12
Effect on loss & LAE ratio	1.1%	1.8%	0.7	pts

Net prior year development and other: (favorable) / unfavorable	$(11)	$(20)
Effect on loss & LAE ratio	(1.5)%	(3.0)%	(1.5)	pts

Rate	9%	3%	6	pts
Renewal premium change	9%	6%	3	pts
Retention	84%	89%	(5)	pts
New business	$74	$86	(14)%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2020	2019	Change
Gross written premiums	$1,062	$941	13%
Gross written premiums ex. 3rd party captives	1,059	932	14
Net written premiums	950	849	12

Net earned premiums	818	763	7
Net investment income	47	190
Other revenues	7	7
Total operating revenues	872	960	(9)
Insurance claims and policyholders' benefits	563	515
Amortization of deferred acquisition costs	144	127
Other insurance related expenses	127	130
Other expenses	6	11
Total claims, benefits and expenses	840	783	(7)
Core income (loss) before income tax	32	177
Income tax (expense) benefit on core income (loss)	(8)	(38)
Core income (loss)	$24	$139	(83)%

Other Performance Metrics
Underwriting gain (loss)	$(16)	$(9)	(78)%

Loss & LAE ratio	68.1%	66.9%	(1.2)	pts
Expense ratio	33.2	33.8	0.6
Dividend ratio	0.6	0.6	—
Combined ratio	101.9%	101.3%	(0.6)	pts
Combined ratio excluding catastrophes and development	94.9%	96.5%	1.6	pts

Net accident year catastrophe losses incurred	$57	$40
Effect on loss & LAE ratio	7.0%	5.2%	(1.8)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(3)
Effect on loss & LAE ratio	—%	(0.4)%	(0.4)	pts

Rate	8%	2%	6	pts
Renewal premium change	9%	4%	5	pts
Retention	85%	85%	—	pts
New business	$198	$163	21%

International - Results of Operations

Three months ended March 31
(In millions)	2020	2019	Change
Gross written premiums	$307	$324	(5)%
Net written premiums	219	259	(15)

Net earned premiums	239	250	(4)
Net investment income	15	15
Other revenues	—	—
Total operating revenues	254	265	(4)
Insurance claims and policyholders' benefits	154	162
Amortization of deferred acquisition costs	49	68
Other insurance related expenses	36	25
Other expenses	13	4
Total claims, benefits and expenses	252	259	3
Core income (loss) before income tax	2	6
Income tax (expense) benefit on core income (loss)	—	—
Core income (loss)	$2	$6	(67)%

Other Performance Metrics
Underwriting gain (loss)	$—	$(5)	N/M	%

Loss & LAE ratio	64.5%	64.8%	0.3	pts
Expense ratio	35.4	37.1	1.7
Dividend ratio	—	—	—
Combined ratio	99.9%	101.9%	2.0	pts
Combined ratio excluding catastrophes and development	95.7%	94.1%	(1.6)	pts

Net accident year catastrophe losses incurred	$10	$6
Effect on loss & LAE ratio	4.3%	2.3%	(2.0)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$14
Effect on loss & LAE ratio	(0.1)%	5.5%	5.6	pts

Rate	8%	5%	3	pts
Renewal premium change	8%	2%	6	pts
Retention	72%	69%	3	pts
New business	$68	$80	(15)%

Life & Group - Results of Operations

Three months ended March 31
(In millions)	2020	2019
Net earned premiums	$127	$130
Net investment income	208	204
Other revenues	—	1
Total operating revenues	335	335
Insurance claims and policyholders' benefits	316	308
Other insurance related expenses	26	28
Other expenses	3	2
Total claims, benefits and expenses	345	338
Core income (loss) before income tax	(10)	(3)
Income tax (expense) benefit on core income (loss)	14	13
Core income (loss)	$4	$10

Corporate & Other - Results of Operations

Three months ended March 31
(In millions)	2020	2019
Net earned premiums	$—	$(1)
Net investment income	3	7
Other revenues	—	—
Total operating revenues	3	6
Insurance claims and policyholders' benefits	(14)	(21)
Other insurance related expenses	—	(2)
Other expenses	37	37
Total claims, benefits and expenses	23	14
Core income (loss) before income tax	(20)	(8)
Income tax (expense) benefit on core income (loss)	2	2
Core income (loss)	$(18)	$(6)

Investment Summary - Consolidated

	March 31, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$20,749	$602	$22,069	$2,260
States, municipalities and political subdivisions:
Tax-exempt	7,839	1,113	7,804	1,155
Taxable	2,652	421	2,848	404
Total states, municipalities and political subdivisions	10,491	1,534	10,652	1,559
Asset-backed:
RMBS	4,397	199	4,519	132
CMBS	2,090	(117)	2,346	81
Other ABS	1,744	(124)	1,962	37
Total asset-backed	8,231	(42)	8,827	250
U.S. Treasury and obligations of government-sponsored enterprises	155	8	145	(1)
Foreign government	463	11	504	13
Redeemable preferred stock	9	—	10	—
Total fixed maturity securities	40,098	2,113	42,207	4,081
Equities:
Common stock	191	—	142	—
Non-redeemable preferred stock	608	—	723	—
Total equities	799	—	865	—
Limited partnership investments	1,509	—	1,752	—
Other invested assets	63	—	65	—
Mortgage loans	1,021	—	994	—
Short term investments	596	(2)	1,861	—
Total investments	$44,086	$2,111	$47,744	$4,081

Net receivable/(payable) on investment activity	$136		$37

Effective duration (in years)	6.0		6.0
Weighted average rating	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	March 31, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,243	$(203)	$13,925	$738
States, municipalities and political subdivisions:
Tax-exempt	683	33	646	37
Taxable	912	74	1,077	71
Total states, municipalities and political subdivisions	1,595	107	1,723	108
Asset-backed:
RMBS	4,312	196	4,441	128
CMBS	2,005	(116)	2,264	77
Other ABS	1,612	(122)	1,842	29
Total asset-backed	7,929	(42)	8,547	234
U.S. Treasury and obligations of government-sponsored enterprises	145	8	143	(1)
Foreign government	458	11	498	12
Redeemable preferred stock	4	—	5	—
Total fixed maturity securities	23,374	(119)	24,841	1,091
Equities:
Common stock	191	—	142	—
Non-redeemable preferred stock	156	—	181	—
Total equities	347	—	323	—
Limited partnership investments	1,509	—	1,752	—
Other invested assets	63	—	65	—
Mortgage loans	749	—	715	—
Short term investments	583	(2)	1,774	—
Total investments	$26,625	$(121)	$29,470	$1,091

Net receivable/(payable) on investment activity	$124		$17

Effective duration (in years)	4.1		4.1
Weighted average rating	A-		A-

Investment Summary - Life & Group

	March 31, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,506	$805	$8,144	$1,522
States, municipalities and political subdivisions:
Tax-exempt	7,156	1,080	7,158	1,118
Taxable	1,740	347	1,771	333
Total states, municipalities and political subdivisions	8,896	1,427	8,929	1,451
Asset-backed:
RMBS	85	3	78	4
CMBS	85	(1)	82	4
Other ABS	132	(2)	120	8
Total asset-backed	302	—	280	16
U.S. Treasury and obligations of government-sponsored enterprises	10	—	2	—
Foreign government	5	—	6	1
Redeemable preferred stock	5	—	5	—
Total fixed maturity securities	16,724	2,232	17,366	2,990
Equities:
Common stock	—	—	—	—
Non-redeemable preferred stock	452	—	542	—
Total equities	452	—	542	—
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	272	—	279	—
Short term investments	13	—	87	—
Total investments	$17,461	$2,232	$18,274	$2,990

Net receivable/(payable) on investment activity	$12		$20

Effective duration (in years)	8.7		8.9
Weighted average rating	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2020	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$45	$—	$551	$37	$4,767	$516	$13,722	$314	$1,664	$(265)	$20,749	$602
States, municipalities and political subdivisions:
Tax-exempt	—	—	2,348	330	3,140	463	1,971	247	364	72	16	1	7,839	1,113
Taxable	—	—	425	35	1,527	238	671	146	29	2	—	—	2,652	421
Total states, municipalities and political subdivisions	—	—	2,773	365	4,667	701	2,642	393	393	74	16	1	10,491	1,534
Asset-backed:
RMBS	3,890	190	197	2	21	(1)	47	(2)	9	—	233	10	4,397	199
CMBS	28	—	317	12	760	3	260	(20)	520	(77)	205	(35)	2,090	(117)
Other ABS	—	—	65	(2)	100	(2)	958	(67)	606	(55)	15	2	1,744	(124)
Total asset-backed	3,918	190	579	12	881	—	1,265	(89)	1,135	(132)	453	(23)	8,231	(42)
U.S. Treasury and obligations of government-sponsored enterprises	155	8	—	—	—	—	—	—	—	—	—	—	155	8
Foreign government	—	—	132	4	229	9	77	(1)	25	(1)	—	—	463	11
Redeemable preferred stock	—	—	—	—	—	—	—	—	9	—	—	—	9	—
Total fixed maturity securities	$4,073	$198	$3,529	$381	$6,328	$747	$8,751	$819	$15,284	$255	$2,133	$(287)	$40,098	$2,113

Percentage of total fixed maturity securities	10%		9%		16%		22%		38%		5%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2020	2019
Taxable fixed income securities	$371	$383
Tax-exempt fixed income securities	78	82
Total fixed income securities	449	465
Limited partnership and common stock investments	(125)	96
Other, net of investment expense	5	10
Pretax net investment income	$329	$571
Fixed income securities, after tax	$367	$380
Net investment income, after tax	279	465

Effective income yield for fixed income securities, pretax	4.6%	4.8%
Effective income yield for fixed income securities, after tax	3.8	3.9
Limited partnership and common stock return	(7.0)	4.5

	Property & Casualty and Corporate & Other
Three months ended March 31
(In millions)	2020	2019
Taxable fixed income securities	$234	$253
Tax-exempt fixed income securities	5	6
Total fixed income securities	239	259
Limited partnership and common stock investments	(125)	96
Other, net of investment expense	7	12
Pretax net investment income	$121	$367
Fixed income securities, after tax	$189	$205
Net investment income, after tax	103	291

Effective income yield for fixed income securities, pretax	4.0%	4.3%
Effective income yield for fixed income securities, after tax	3.2	3.4

Three months ended March 31	Life & Group
(In millions)	2020	2019
Taxable fixed income securities	$137	$130
Tax-exempt fixed income securities	73	76
Total fixed income securities	210	206
Limited partnership and common stock investments	—	—
Other, net of investment expense	(2)	(2)
Pretax net investment income	$208	$204
Fixed income securities, after tax	$178	$175
Net investment income, after tax	176	174

Effective income yield for fixed income securities, pretax	5.6%	5.6%
Effective income yield for fixed income securities, after tax	4.8	4.8

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2020 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,238	$8,656	$1,876	$15,770	$3,716	$2,234	$21,720
Ceded	562	807	248	1,617	159	2,059	3,835
Net	4,676	7,849	1,628	14,153	3,557	175	17,885

Net incurred claim & claim adjustment expenses	405	558	154	1,117	280	1	1,398
Net claim & claim adjustment expense payments	(387)	(515)	(132)	(1,034)	(251)	(5)	(1,290)
Foreign currency translation adjustment and other	1	(1)	(67)	(67)	(20)	(1)	(88)

Claim & claim adjustment expense reserves, end of period
Net	4,695	7,891	1,583	14,169	3,566	170	17,905
Ceded	777	813	235	1,825	146	1,996	3,967
Gross	$5,472	$8,704	$1,818	$15,994	$3,712	$2,166	$21,872

Life & Group Policyholder Reserves

March 31, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,897	$9,506	$12,403
Structured settlement annuities	510	—	510
Other	12	—	12
Total	3,419	9,506	12,925
Shadow adjustments	147	2,005	2,152
Ceded reserves	146	223	369
Total gross reserves	$3,712	$11,734	$15,446

December 31, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,863	$9,470	$12,333
Structured settlement annuities	515	—	515
Other	12	—	12
Total	3,390	9,470	12,860
Shadow adjustments	167	2,615	2,782
Ceded reserves	159	226	385
Total gross reserves	$3,716	$12,311	$16,027

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note I to the Consolidated Financial Statements within the December 31, 2019 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is mostly ceded to third party captives, including business related to large warranty programs.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful